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                                                                  EXHIBIT 99.18

                             STATEMENT OF RESOLUTION
                 ESTABLISHING AND DESIGNATING A SERIES OF SHARES
                                       OF
                                  GAINSCO, INC.


        SERIES A CONVERTIBLE PREFERRED STOCK, PAR VALUE $100.00 PER SHARE


         Pursuant to the provisions of Article 2.13 of the Texas Business Corporation Act, and pursuant to Article 4 of its Articles of Incorporation, as amended, the undersigned, GAINSCO, INC. (the "Company"), hereby submits the following statement for the purposes of establishing and designating a series of shares and fixing and determining the relative rights and preferences thereof:

         I. The name of the Company is GAINSCO, INC.

         II. The following resolution establishing and designating a series of shares and fixing and determining the relative rights and preferences thereof was duly adopted by the Board of Directors of the Company on June 29, 1999:

         RESOLVED, by the Board of Directors (the "Board") of GAINSCO, INC., a Texas corporation (the "Company"), that pursuant to authority expressly granted to and vested in the Board by the provisions of the Articles of Incorporation of the Company (the "Articles of Incorporation"), the Board hereby creates a first series or the class of authorized Preferred Stock, par value $100.00 per share (the "Preferred Stock"), of the Company, and authorizes the issuance thereof, and hereby fixes the designation and amount thereof and the voting powers, preferences and relative, participating, optional and other special rights of the shares of such series, and the qualifications, limitations or restrictions thereof, as follows:

         SECTION 1. Designation of Series. The shares of such series shall be designated "Series A Convertible Preferred Stock" (hereinafter called "Series A Preferred Stock")

         SECTION 2. Number of Shares. The number of shares of Series A Preferred Stock shall be 31,620, which number the Board may decrease (but not below the number of shares of the series then outstanding).

         SECTION 3. Dividends. Should the Company declare, pay or set apart for payment any dividend or other distribution on or in respect of its common stock ("Common Stock"), including a dividend or other distribution payable in Common Stock or other securities of the Company, or warrants or rights to purchase Common Stock or other securities of the Company, the same dividend or distribution concurrently shall be declared and paid with respect to each share of


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Series A Preferred Stock outstanding as if such share of Series A Preferred
Stock had been converted into Common Stock pursuant to the terms of Section 6 hereof.

         SECTION 4. No Sinking Fund. The Series A Preferred Stock shall not be entitled to the benefits of any retirement or sinking fund.

         SECTION 5. Liquidation. The holders of the Series A Preferred Stock shall, in case of voluntary or involuntary liquidation dissolution or winding up of the affairs of the Company, be entitled to receive in full out of the assets of the Company, including its capital, before any amount shall be paid or distributed among the holders of Common Stock, the amount of $1,000.00 per share, plus an amount in cash equal to any dividends or other distributions declared and not yet paid thereon pursuant to Section 3 (the "Liquidation Value"). After payment to the holders of the Series A Preferred Stock of the amount set forth in the preceding sentence, the remaining assets of the Company shall be distributed to the holders of the Company's stock in accordance with the Articles of Incorporation and applicable law. If upon any liquidation, dissolution or winding up of the Company, the amounts payable with respect to the Series A Preferred Stock and any other stock ranking as to any such distribution on a parity with the Series A Preferred Stock are not paid in full, the holders of the Series A Preferred Stock and of such other stock will share ratably in any such distribution of assets in proportion to the full respective preferential amounts to which they are entitled. Neither the voluntary sale, conveyance, exchange or transfer (for cash, shares of stock, securities or other consideration) of all or substantially all of the property or assets of the Company nor the consolidation, merger or other business combination of the Company with or into one or more corporations or other entities shall be deemed to be a liquidation, dissolution or winding-up, voluntary or involuntary, of the Company.

         SECTION 6. Conversion Rights. The holders of shares of Series A Preferred Stock shall have the right, at their option, to convert all or any part of such shares into Common Stock at any time on and subject to the following terms and conditions:

         (a) Conversion Price. The number of shares of Common Stock issued upon conversion of each share of the Series A Preferred Stock shall be equal to $1,000.00 divided by the Conversion Price (as hereinafter defined) then in effect. The price at which Common Stock shall be delivered upon conversion (herein called the "Conversion Price") initially shall be $5.10; provided however, that such Conversion Price shall be subject to adjustments from time to time as hereinafter provided.

         (b) Procedure. Each holder of Series A Preferred Stock may exercise such conversion privilege by delivering to the Company the certificate for the shares of Series A Preferred Stock to be converted into Common Stock and written notice that the holder elects to convert such shares. Conversion shall be deemed to have been effected immediately prior to the close of business on the date when such delivery is made. On the conversion date or as promptly thereafter as practicable, the Company shall deliver to the holder of the Series A Preferred Stock surrendered for conversion, or as otherwise directed by such holder in writing, a certificate for the number of shares of Common Stock deliverable upon the conversion of such Series A


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Preferred Stock. No adjustment shall be made for any dividends on shares of
Series A Preferred Stock surrendered for conversion or for dividends on the Common Stock delivered on conversion. No fractional shares of Common Stock will be issued upon conversion; any fractional interest which would result from conversion shall be rounded up or down to the nearest whole share and there shall be no cash due by or to the Company in respect of such fractional interest.

         (c) Adjustments to Conversion Price. The Conversion Price in effect at any time shall be subject to adjustment as follows:

         (i) Adjustment for Change in Capital Stock. If the Company:

                  (A) subdivides its outstanding shares of Common Stock into a greater number of shares;

                  (B) combines its outstanding shares of Common Stock into a smaller number of shares; or

                  (C) issues by reclassification of its Common Stock any shares of its capital stock;

then the conversion privilege and the Conversion Price in effect immediately prior to such action shall be adjusted so that the holder of shares of Series A Preferred Stock thereafter converted may receive the number of shares of capital stock of the Company which he would have owned immediately following such action if the holder had converted the Series A Preferred Stock immediately prior to such action.

         The adjustment shall become effective immediately after the record date in the case of a dividend or distribution and immediately after the effective date in the case of a subdivision, combination or reclassification.

         If, after an adjustment, a holder of shares of Series A Preferred Stock upon conversion of such shares may receive shares of two or more classes of capital stock of the Company, the Company shall determine the allocation of the adjusted Conversion Price between the classes of capital stock. After such allocation the conversion privilege and the Conversion Price of each class of capital stock thereafter shall be subject to adjustment on terms comparable to those applicable to Common Stock in this Section.

         (ii) When Adjustment May Be Deferred. No adjustment in the Conversion Price need be made unless the adjustment would require an increase or decrease of at least one percent (1%) in the Conversion Price. Any adjustments that are not made shall be carried forward and taken into account in any subsequent adjustment.

         All calculations under this Section shall be made to the nearest cent or to the nearest 1/100th of a share, as the case may be.


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         (iii) When No Adjustment Required. No adjustment need be made for a change in the par value or no par value of the Common Stock. To the extent the shares of Series A Preferred Stock become convertible into cash, no adjustment need be made thereafter as to the cash. Interest will not accrue on the cash.

         (iv) Notice of Adjustment. Whenever the Conversion Price is adjusted, the Company shall promptly mail to all holders of shares of Series A Preferred Stock a notice and description of the adjustment.

         (v) Notice of Certain Transactions. If there is a liquidation or dissolution of the Company, the Company shall mail to all holders of the Series A Preferred Stock a notice thereof stating the proposed record date for the dividend or distribution or the proposed effective date of the subdivision, combination or reclassification. The Company shall mail the notice at least 15 days before such date. Failure to mail the notice or any defect in it shall not affect the validity of the transaction.

         (vi) Fundamental Change Transaction. In case at any time after the issuance of the Series A Preferred Stock, the Company shall be a party to any transaction (including without limitation, a merger, consolidation, statutory share exchange, sale of all or substantially all of the Company's assets or capitalization of the Common Stock), in each case as a result of which shares of Common Stock (or any other securities of the Company then issuable upon conversion of the Series A Preferred Stock) shall be converted to the right to receive stock, securities or other property (including cash or any combination thereof) (each of the foregoing transactions being referred to as a "Fundamental Change Transaction"), then the shares of Series A Preferred Stock remaining outstanding will thereafter no longer be subject to conversion into Common Stock (or such other securities) pursuant to this Section 6, but instead each share shall be convertible into the kind and amount of stock and other securities and property receivable (including cash) upon the consummation of such Fundamental Change Transaction by a holder of that number of shares or fraction thereof of Common Stock (or such other securities) into which one share of Series A Preferred Stock was convertible immediately prior to such Fundamental Change Transaction assuming such holder of Common Stock failed to exercise any right of election as to the kind of consideration to be received in such Fundamental Change Transaction. The Company shall not be a party to any Fundamental Change Transaction after which shares of the Series A Preferred Stock shall remain outstanding unless the terms of such Fundamental Change Transaction are consistent with the provisions of this Section 6(c), and it shall not consent or agree to the occurrence of any such Fundamental Change Transaction until the Company has entered into an agreement with the successor or purchasing entity, as the case may be, for the benefit of the holders of the shares of Series A Preferred Stock which will contain provisions enabling the holders of shares of the Series A Preferred Stock which remain outstanding after such Fundamental Change Transaction to convert such shares into the consideration received by holders of Common Stock (or any other securities of the Company then issuable upon conversion of the Series A Preferred Stock) at a Conversion Price immediately after such Fundamental Change Transaction. In the event that at any time, as a result of an adjustment made pursuant to this Section 6, the Series A Preferred Stock shall become subject to conversion into any securities other than shares of Common Stock, thereafter


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the number of such other securities so issuable upon conversion of the shares of
Series A Preferred Stock shall be subject to adjustment from time to time in a manner and on terms nearly equivalent as practicable to the provisions with respect to the shares of Series A Preferred Stock contained in this Section 6. The provisions of this Section 6(c)(ix) shall similarly apply to successive Fundamental Change Transactions.

         (vii) Par Value. Before taking any action which would cause an adjustment reducing the Conversion Price below the then par value (if any) of the Common Stock deliverable upon conversion of the Series A Preferred Stock, the Company will take any corporate action which may, in the opinion of its counsel be necessary in order that the Company may validly and legally issue fully paid and nonassessable Common Stock at such adjusted Conversion Price.

         (d) Reservation of Shares. The Company shall at all times reserve and keep available, free from preemptive rights, out of the aggregate of its authorized but unissued Common Stock and issued Common Stock held in its treasury, solely for the purpose of effecting the conversion of the shares of Series A Preferred Stock, the full number of shares of Common Stock then issuable upon the conversion of all outstanding shares of Series A Preferred Stock. For the purpose of this paragraph (d), the full number of shares of Common Stock issuable upon the conversion of all outstanding shares of Series A Preferred Stock shall be computed as if at the time of computation of such number of shares of Common Stock, all outstanding shares of Series A Preferred Stock were held by a single holder. The Company shall, from time to time, in accordance with the laws of the State of Texas, increase the authorized number of shares of its Common Stock if at any time the aggregate of the authorized number of shares of its Common Stock remaining unissued and its issued Common Stock held in its treasury (other than any such shares reserved for issuance in any other connection) shall not be sufficient to permit the conversion of all shares of Series A Preferred Stock at the time outstanding.

         (e) Taxes. The Company will pay any and all documentary, stamp or similar issue or transfer taxes that may be payable in respect of the issue or delivery of Common Stock on conversion of shares of Series A Preferred Stock pursuant hereto. The Company shall not, however, be required to pay any such tax which may be payable in respect of any transfer involved in the issue or transfer and delivery of Common Stock in a name other than that in which the shares of Series A Preferred Stock so converted were registered, and no such issue or delivery shall be made unless and until the person requesting such issue has paid to the Company the amount of any such tax or has established to the satisfaction of the Company that such tax has been paid.

         (f) Issuance of Shares. The Company covenants and agrees that all shares of Common Stock that may be issued upon exercise of the conversion rights of shares of Series A Preferred Stock will, upon issuance, be fully-paid and nonassessable.

         (g) Listing. The Company will endeavor to make the shares of stock that may be issued upon exercise of the conversion rights of shares of Series A Preferred Stock eligible for trading upon any national securities exchange, or any automated quotation system of a registered


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securities association, upon and through which the Common Stock shall then be traded prior to such delivery.

         (h) Conversion at Company's Option. After June 30, 2005, the Company shall have the right and option, at any time within five (5) business days after any date on which the Current Market Price of the Common Stock is equal to or greater than $7.65, to convert all outstanding shares of Series A Preferred Stock into Common Stock at the Conversion Price in effect on the date the Company determines to exercise such right by giving notice of such conversion to the holders of the Series A Preferred Stock not later than five (5) days following the date of such determination.

         (i) Board Determination. Any determination that the Company or the Board makes pursuant to this Section 6 is conclusive.

         SECTION 7. Voting Rights.

         (a) Generally. The holders of the Series A Preferred Stock shall be entitled to vote on all matters for which holders of the Common Stock may vote and shall be entitled to one vote per share of Common Stock into which the Series A Preferred Stock then held is convertible at the record date for the determination of shareholders entitled to vote on such matter, or if no such record date is established, at the date such vote is taken or any written consent of shareholders is solicited. For the purposes of this paragraph, the Series A Preferred Stock and the Common Stock and any other stock having similar voting rights shall vote as one class. The holders of shares of the Series A Preferred Stock shall not be entitled to vote as a class on any matters except as required by law.

         (b) Amendments. So long as any shares of the Series A Preferred Stock are outstanding, the Company shall not, without the affirmative vote of the holders of shares representing at least two-thirds of the Series A Preferred Stock outstanding on the record date for such meeting and present in person or by proxy, adopt any amendment to its Articles of Incorporation if such amendment would (i) increase the authorized number of shares of Series A Preferred Stock, or (ii) change any of the rights or preferences of the then outstanding Series A Preferred Stock.

         SECTION 8. Action by Consent. Any action required or permitted to be taken at any meeting of the holders of the Series A Preferred Stock may be taken without such a meeting if a consent or consents in writing, setting forth the actions so taken, is signed by the holders of two-thirds of the outstanding shares of Series A Preferred Stock.

         SECTION 9. Preemptive Rights. The holders of the Series A Preferred Stock will have no preemptive rights whatsoever except as may be set forth in a separate written instrument executed by the Company and one or more holders of the Series A Preferred Stock.


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         SECTION 10.  Redemption Rights.

         (a) Optional Redemption.

                  (i) The Series A Preferred Stock is not redeemable prior to June 30, 2005.

                  (ii) On and after June 30, 2005, the Series A Preferred Stock is redeemable, in whole at any time or from time to time in part, at the option of the Company at a redemption price equal to the Liquidation Value.

         (b) Effects. At the close of business on the business day immediately preceding the date fixed for redemption, the rights of holders of shares of Series A Preferred Stock to convert such shares into Common Stock of the Company shall expire. Upon the redemption date, the holders of the shares of Series A Preferred Stock called for redemption shall cease to be shareholders with respect to such shares and shall have no interest in or claim against the Company with respect to such shares except only the right to receive the applicable Liquidation Value.

         (c) Procedure. If less than all of the outstanding shares of Series A Preferred Stock are to be redeemed, the shares to be so redeemed shall be chosen pro rata or by lot; provided, however, that the Company may elect to redeem all of the Series A Preferred Stock of any holder who after the redemption of part of his Series A Preferred Stock would hold less than 100 shares of Series A Preferred Stock. The Company may deposit the aggregate Liquidation Value for all shares of Series A Preferred Stock called for redemption prior to the date fixed for redemption in a trust with any commercial bank in Fort Worth or Dallas, Texas having a capital and surplus of more than $100,000,000. If such deposit is made, then from and after the date so fixed for redemption holders of Series A Preferred Stock called for redemption shall cease to be shareholders in respect of the shares so called for redemption, all dividends on the shares of Series A Preferred Stock so called for redemption shall cease to accrue, such shares shall no longer be transferrable on the books of the Company, and such holders shall have no interest in or claim against the Company, and such holders shall have no interest in or claim against the Company with respect to such shares except the right to receive payment of the Liquidation Value upon surrender of their certificates. The Board may cause the stock transfer books of the Company to be closed as to the shares so called for redemption. If the holder of shares of Series A Preferred Stock which have been called for redemption shall not, within two years after the redemption date, claim the redemption funds, then such funds will be paid over to the Company.

         (d) Notice. Notice of the redemption of any shares of Series A Preferred Stock shall be mailed by first-class mail to each holder of record of shares of Series A Preferred Stock to be redeemed at the address of each such holder shown on the Company's stock transfer books, not less than 60 days prior to the date fixed for redemption (but no failure to mail such notice or any defect therein or in the mailing thereof shall affect the validity of the proceedings for such redemption except as to any holder to whom the Company has failed to mail such notice and who has no knowledge of such redemption or except as to the holder whose notice was defective and who had no knowledge of such redemption). If less than all the shares owned by a holder are to


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be redeemed, the notice shall specify the number of shares and the certificate numbers thereof which are to be redeemed. Upon mailing any such notice of redemption, the Company shall become obligated to redeem at the time of redemption specified therein all shares called for redemption. In case less than all the shares represented by any certificate are redeemed pursuant to this Section, a new certificate to the Company or any person designated by the Board to serve as its agent for such purpose, be issued to the holder thereof representing the unredeemed shares without cost to such holder.

         (e) Restoration. Upon redemption of shares of Series A Preferred Stock, the shares so redeemed shall have the status of authorized but unissued shares of Preferred Stock but shall not be reissued as shares of Series A Preferred Stock.

         IN WITNESS WHEREOF, this Statement of Resolution is executed on behalf of the Company by its President and attested by its Secretary this 1st day of October, 1999.


                                           GAINSCO, INC.



                                           By:  /s/ Glenn W. Anderson
                                              ----------------------------------
                                                Glenn W. Anderson,
                                                President and Chief Executive
                                                Officer